UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

Norris Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55695	46-5034746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4102 Palo Pinto St, Suite B
Weatherford, Texas	76086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (855) 809-6900

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	NRIS	OTCMKTS

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 9, 2026, the Board of Directors of Norris Industries, Inc. (the “Company”) dismissed BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm, effective as of February 9, 2026.

BDO has not issued an audit report on the Company’s financial statements for any fiscal period.

Prior to BDO’s engagement, the Company’s financial statements were audited by HORNE LLP (“HORNE”). On November 1, 2025, the partners and professional staff of HORNE joined BDO.

The report of HORNE on the financial statements of the Company for the fiscal year ended February 28, 2025 and February 29, 2024 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Disagreements with Former Auditor

During the period from the engagement of BDO on November 1, 2025, through February 9, 2026, there was a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and BDO related to the accounting for the Company’s issued and outstanding Series A Convertible Preferred Stock in the Company’s financial statements.

Specifically, the disagreement relates to whether the Company’s issued and outstanding Series A Convertible Preferred Stock should be presented as permanent equity or temporary (mezzanine) equity.

Reportable Events

Other than the matter described above, and the material weaknesses noted below there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the periods described herein. The identified material weaknesses are: (i) the Company does not have accounting personnel with extensive experience in maintaining books and records and preparing financial statements in accordance with US GAAP which could lead to untimely identification and resolution of accounting matters inherent in the Company’s financial transactions in accordance with US GAAP; (ii) the Company does not have policies and procedures in place to ensure the timely review, disclosure and accurate financial reporting for significant agreements and transactions; (iii) the Company does not have an independent audit committee in place, which would provide oversight of the Company’s officers, operations and financial reporting function; and (iv) the Company does not have sufficient accounting personnel to have a separation of their respective accounting duties.

New Auditor

As of the date of this filing, the Company has not yet engaged a new independent registered public accounting firm.

Auditor Letter

The Company has provided BDO with a copy of this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that BDO . furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Company. Such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1	Letter from BDO USA, P.C., dated February13, 2026.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORRIS INDUSTRIES, Inc.

Dated: February 13, 2026	By:	/S/ Patrick L. Norris
Patrick L. Norris,
Chief Executive Officer